UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Southern Connecticut Bancorp, Inc.

 (Exact Name of Registrant as Specified In Its Charter)

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SOUTHERN CONNECTICUT BANCORP, INC.
215 Church Street
New Haven, Connecticut 06510
____________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AND PROXY STATEMENT

To Be Held on June 19, 2012
10:00 A.M.

______________________

Notice is hereby given that the Annual Meeting of Shareholders (“2012 Annual Meeting”) of Southern Connecticut Bancorp, Inc. will be held at The Quinnipiack Club, 221 Church Street, New Haven, Connecticut at 10:00 A.M. on Tuesday, June 19, 2012 for the following purposes:

(1)	To elect three directors, each for a three-year term;

(2)	To ratify the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm for Southern Connecticut Bancorp, Inc. for the fiscal year ending December 31, 2012; and

(3)	To transact such other business as may be properly brought before the 2012 Annual Meeting.

The close of business on April 24, 2012 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the 2012 Annual Meeting and at any adjournments thereof.

Whether or not you expect to be present at the meeting, please mark, date, sign and return the enclosed form of proxy in the stamped and addressed envelope provided.  No postage is required.  If you desire to revoke your proxy, you may do so and vote your shares in person at the meeting.

By Order of the Board of Directors

/s/Rosemarie A. Romano
Corporate Secretary

New Haven, Connecticut
April 30, 2012

SOUTHERN CONNECTICUT BANCORP, INC.

215 Church Street
New Haven, Connecticut 06510
_____________

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 19, 2012
10:00 A.M.
_____________________

INTRODUCTION

This Proxy Statement (“Proxy Statement”) is being furnished by Southern Connecticut Bancorp, Inc. (“Bancorp”) in connection with the solicitation by Bancorp’s Board of Directors (“Board”) of proxies from holders of Bancorp’s common stock, $0.01 par value per share (“Common Stock”), to be voted at the Annual Meeting of Shareholders to be held on Tuesday, June 19, 2012 and at any adjournments thereof (“2012 Annual Meeting”).  The 2012 Annual Meeting will take place at 10:00 a.m. at The Quinnipiack Club, 221 Church Street, New Haven, Connecticut.  The approximate date on which this Proxy Statement and the enclosed proxy are first being sent or given to shareholders is April 30, 2012.  In addition to solicitation by mail, directors, officers and certain management employees of Bancorp or its subsidiaries, The Bank of Southern Connecticut (“Bank”) and SCB Capital, Inc. (“SCB”), may solicit by telephone or in person the return of signed proxies from shareholders without receiving any additional remuneration.  All expenses associated with the solicitation of proxies will be borne by Bancorp.

Any proxy given by a shareholder may be revoked at any time before its exercise, and any shareholder who executes and returns a proxy and who attends the 2012 Annual Meeting may withdraw the proxy at any time before it is voted and vote his or her shares in person.  A proxy may be revoked by giving notice to the Corporate Secretary of Bancorp in writing (at Bancorp’s address indicated above) or at the 2012 Annual Meeting prior to the taking of a vote.

Unless so revoked, your proxy will be voted in accordance with your instructions.  If you do not specify a choice, your proxy will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting of Shareholders.

The record date for determining shareholders entitled to notice of and to vote at the 2012 Annual Meeting and any adjournments thereof has been set as April 24, 2012 (“Record Date”).  As of the Record Date, there were 2,735,359 shares of Common Stock outstanding and entitled to vote at the 2012 Annual Meeting.  Each share of Common Stock is entitled to one vote on each matter submitted for a vote at the 2012 Annual Meeting.  There is no cumulative voting.

The holders of a majority of the shares of Common Stock outstanding and entitled to vote shall constitute a quorum for the transaction of business at the 2012 Annual Meeting.  Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the 2012 Annual Meeting.  Directors are elected by a plurality of votes cast, which means that the three nominees for director with the most votes will be elected whether or not such nominees receive a majority of the votes cast.  Ratification of Bancorp’s independent registered accounting firm will be approved if a majority of the votes cast are in favor of such ratification.

Abstentions are not counted as votes “cast” for the purpose of the election of directors or the ratification of the appointment of McGladrey & Pullen, LLP as Bancorp’s independent registered public accounting firm and thus have no effect on any of such agenda items.  Shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter and that they have not received voting instructions from the beneficial holder of such shares, are referred to as “Broker Non-Votes.”  Brokers do not have discretion to vote on the election of directors without the receipt of instructions from the beneficial owners.  Thus, there may be Broker Non-Votes for this item.  With respect to the ratification of McGladrey & Pullen, LLP, brokers have discretion to vote on this item without the receipt of instructions from the beneficial owners.  Therefore, there will be no Broker Non-Votes for this item.

We will report the voting results in a current report on Form 8-K, which we expect to file with the Securities and Exchange Commission within four business days of the date of the 2012 Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON JUNE 19, 2012

This proxy statement and our annual report on Form 10-K for 2011 are available at http://www.cfpproxy.com/5124.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of Bancorp’s Common Stock as of April 24, 2012 by the nominees for election to the Board described in this Proxy Statement and by Bancorp’s directors and named executive officers.  Except as otherwise indicated, all shares are owned directly, and the named person possesses sole voting and sole investment power with respect to all such shares.  No shares are pledged as collateral.  Shares not outstanding but deemed beneficially owned because a person or member of a group has a right to acquire them within 60 days after April 24, 2012 are treated as outstanding only when determining the amount and percent owned by such person or group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class (1)

Bancorp Director Nominees
Class II

Joshua H. Sandman, Ph.D., Director of Bancorp and the Bank	27,841	(2)	1.01%
Vice President
Deitsch Plastic Co., Inc.
14 Farwell Street
West Haven, CT 06516

James S. Browstein, Esq., Director of Bancorp, the Bank and SCB	8,715	(3)	*
Law Offices of James S. Brownstein, LLC
One Bradley Road, Suite 305
Woodbridge, CT 06525

Joseph J. Greco	37,457		1.37%
Director and Chief Executive Officer of Bancorp and the Bank
Bancorp, the Bank and SCB
215 Church Street
New Haven, CT 06510

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class (1)
Bancorp Incumbent Directors
Class I

Carl R. Borrelli, Director of Bancorp, the Bank and SCB	72,284	(4)	2.62%
Treasurer
All-Brite Electric, Inc.
4 Industry Drive, Ext.
P.O. Box 26004
West Haven, CT 06516

Alphonse F. Spadaro, Jr., Acting Chairman of Bancorp and the Bank and Vice Chairman of SCB	33,203	(5)	1.21%
Managing Principal
Levitsky & Berney, PC
100 Bradley Road
Woodbridge, CT 06525

Class III

Alfred J. Ranieri, Jr., M.D., Director of Bancorp and the Bank	58,583	(6)	2.13%
1455 Chapel Street
New Haven, CT 06511

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class (1)
Non-Director Executive Officers of Bancorp and the Bank

Sunil Pallan	500	(7)	*
President of Bancorp and the Bank and Chief Credit Officer of the Bank
215 Church Street
New Haven, CT 06510

Stephen V. Ciancarelli	5,000		*
Senior Vice President and Chief Financial Officer of Bancorp, the Bank and SCB
215 Church Street
New Haven, CT 06510

All Bancorp directors, director nominees and the executive officers, as a group (8 persons)	243,583	(8)	8.68%

* Less than 1%

(1)           Percentages are based on a total of 2,735,359 shares of Common Stock outstanding on April 24, 2012. For holders of options and warrants exercisable within 60 days after April 24, 2012, the number of shares so exercisable by such holder has been added to the denominator for purposes of calculating such holder’s percentage ownership.

(2)           Includes an aggregate of 8,142 shares of stock held by Mr. Sandman’s children, as well as 4,273 shares of stock held by the Sandman Family Trust, LLC, of which Mr. Sandman and his spouse are principals.  Also includes 14,938 shares that may be acquired within 60 days by the exercise of options.

(3)           Includes 1,207 shares of stock held in trust by Mr. Brownstein’s spouse for the benefit of his son.

(4)           Includes 5,967 shares of stock held by Mr. Borrelli’s spouse, 115 shares held by Mr. Borrelli’s daughter, 3,725 shares held by one of Mr. Borrelli’s sons, 1,650 shares held by another of Mr. Borrelli’s sons, and 4,986 shares held by certain of Mr. Borrelli’s grandchildren.  Also includes 21,276 shares that may be acquired within 60 days by the exercise of options.

(5)           Includes 14,203 shares that may be acquired within 60 days by the exercise of options.

(6)           Includes 18,538 shares that may be acquired within 60 days by the exercise of options.

(7)           Represents 500 shares of stock that may be acquired within 60 days by the exercise of options.

(8)           Includes 69,455 shares that may be acquired within 60 days by the exercise of options.

       The following table sets forth certain information concerning those persons known to Bancorp who own more than five percent of Bancorp’s Common Stock as of April 24, 2012.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (1)
DellaCamera Capital Master Fund, Ltd.	259,400	(2)	9.48%
200 Park Avenue, Suite 3300
New York, NY 10166

M3 Partners, L.P.	243,996	(3)	8.92%
10 Exchange Place, Suite 510
Salt Lake City, UT 84111

Wellington Management Company, LLP	234,775	(4)	8.58%
280 Congress Street
Boston, MA 02210

Elmer F. Laydon	177,326	(5)	6.37%
President
Elmer F. Laydon Construction Corp.
69 Wheeler Street
New Haven, CT 06512

(1)       Percent of class beneficially owned is based on an aggregate of 2,735,359 shares of Bancorp’s Common Stock outstanding as of April 24, 2012. If a shareholder owns options and warrants exercisable within 60 days after April 24, 2012, the number of shares so exercisable by such shareholder has been added to the denominator for purposes of calculating such shareholder’s percentage ownership.

(2)           Information with respect to DellaCamera Capital Master Fund, Ltd. is derived from the Schedule 13D/A filed with the SEC on June 27, 2007 by DellaCamera Capital Master Fund, Ltd. (the “Master Fund”), DellaCamera Capital Fund, Ltd. (the “Offshore Fund”), DellaCamera Capital Management, LLC (“DCM”), Ralph DellaCamera, Jr., Andrew Kurtz and Vincent Spinnato.  The Master Fund is the direct owner of the 259,400 shares of Bancorp’s Common Stock. The Offshore Fund is the controlling shareholder of the Master Fund.  The Master Fund, the Offshore Fund, DCM, Ralph DellaCamera, Jr., Andrew Kurtz and Vincent Spinnato have shared power to vote and to direct the vote and shared power to dispose and to direct the disposition of the 259,400 shares of Bancorp’s Common Stock held by the Master Fund.

(3)           Information with respect to M3 Partners, L.P. is derived from the Schedule 13G/A filed with the SEC on February 10, 2012 by M3 Funds, LLC, M3 Partners, LP, M3F, Inc., Jason A. Stock and William C. Waller on February 10, 2012.  All 243,996 of the reported shares were owned directly by M3 Partners, L.P. (“M3 Partners”), whose general partner is M3 Funds, LLC (the “General Partner”) and whose investment adviser is M3F, Inc. (the “Investment Adviser”).  The General Partner and the Investment Adviser could each be deemed to be indirect beneficial owners of the reported shares, and could be deemed to share such beneficial ownership with M3 Partners.  Jason A. Stock and William C. Waller are the managers of the General Partner and the managing directors of the Investment Adviser, and could be deemed to share such indirect beneficial ownership with the General Partner, the Investment Adviser and M3 Partners.  Jason A. Stock, William C. Waller, the General Partner, the Investment Adviser and M3 Partners have shared voting power over the 243,996 shares.

(4)           Information with respect to Wellington Management Company, LLP is derived from the Schedule 13G/A filed with the SEC on February 14, 2011 by Wellington Management Company, LLP (“Wellington”).  Wellington, in its capacity as investment adviser, may be deemed to beneficially own 234,775 shares of Bancorp which are held of record by clients of Wellington.  These clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities.  No such client is known to have such right or power with respect to more than five percent of Bancorp’s Common Stock.  Wellington has shared voting power over 234,775 shares.

(5)           Information with respect to Elmer Laydon is derived from the Schedule 13D filed with the SEC on April 19, 2012 by Elmer Laydon.  Mr. Laydon was a director of the Board for Bancorp since 2000 and served as Chairman of the Board for Bancorp, the Bank and SCB from July 1, 2007 until his retirement on March 20, 2012.  Mr. Laydon is the direct owner of 129,981 shares of Bancorp and 47,345 shares that may be acquired within 60 days by the exercise of options.  Mr. Laydon has sole power to vote and dispose the 129,981 shares of Bancorp and 47,345 shares that may be acquired within 60 days by the exercise of options.

DISCUSSION OF PROPOSALS

PROPOSAL 1.
ELECTION OF DIRECTORS
Nominees

Three Class II directors are to be elected at the 2012 Annual Meeting for a term of three years.  The Board is divided into three classes designated as Class I, Class II and Class III, with each class containing approximately the same percentage of the total of non employee directors.  The Company has one employee director, the Company’s Chief Executive Officer, who is a Class II director appointed by the Board of Directors to serve until the 2012 Annual Meeting. The term of office of one class of directors expires at each annual meeting of Bancorp’s shareholders.  Directors serve for a term of three years and until his or her successor is elected and qualified, or until his or her earlier resignation, removal from office, death or disability.  The term of office of Class II directors who are elected at the 2012 Annual Meeting will expire at the annual meeting of shareholders in 2015; that of Class III directors will expire at the annual meeting of shareholders in 2013; and that of Class I directors will expire at the annual meeting of shareholders in 2014.  A plurality of votes is required for the election of directors.  Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected.  Director nominees Joshua H. Sandman, Ph.D., James S. Brownstein, Esq. and Joseph J. Greco currently are Class II directors of Bancorp and the Bank.  James S. Brownstein, Esq. and Joseph J. Greco also serve as directors of SCB.

In the event that any nominee for director should become unavailable for election for any reason, the persons named in the proxy will consult with Bancorp’s management and use their discretion in deciding whether and how to vote the shares represented by such proxies.

Name	Age	Position And Offices With Bancorp or the Bank and Principal Occupation and Employment During the Past Five Years	Director of Bancorp Since

		NOMINEES FOR ELECTION
		(TO BE CLASS II DIRECTORS)
Class II
Joshua H. Sandman, Ph.D.	69
Director of Bancorp and the Bank; Vice President, Deitsch Plastics (plastics fabricating) and Professor, University of New Haven; former Director of The Bank of New Haven. Dr. Sandman’s experience as a former director of a community bank and senior executive of a local business, which is the type of customer targeted by the Bank, makes him a valuable member of the Boards of Bancorp and the Bank.
			2000. To serve until 2015

James S. Brownstein, Esq.	64
Director of Bancorp, the Bank and SCB; managing partner, Law Offices of James S. Brownstein, LLC (law firm). Mr. Brownstein’s years of practicing law provide insight on legal issues for the Boards of Bancorp, the Bank and SCB.
			2008. To serve until 2015

Joseph J. Greco	61	Director and CEO of Bancorp, the Bank and SCB; Mr. Greco's years of experience as a Bank Director and CEO make him well suited to serve as a Director of Bancorp, the Bank and SCB.	2011. To serve until 2015

Name	Age	Position And Offices With Bancorp or the Bank and Principal Occupation and Employment During the Past Five Years	Director of Bancorp Since

		DIRECTORS CONTINUING IN OFFICE
Class I
Carl R. Borrelli	75	Director of Bancorp and the Bank and SCB; Treasurer, All-Brite Electric, Inc. Mr. Borrelli’s many years as a small business owner make him well-suited to serve as a director of Bancorp and the Bank.	2000. To serve until 2014.

Alphonse F. Spadaro, Jr.	70
Acting Chairman of Bancorp, the Bank, and Vice Chairman of SCB; managing principal of Levitsky & Berney, P.C. (public accounting firm).  Mr. Spadaro’s knowledge of accounting issues makes him a valuable member of the Boards of Bancorp, the Bank and SCB.
			2001. To serve until 2014.

Class III
Alfred J. Ranieri, Jr., M.D.	69
Director of Bancorp and the Bank; Private practice physician, New Haven, CT. Dr. Ranieri brings valuable managerial experience and local knowledge of the Bank’s primary market area to the Boards of Bancorp and the Bank.
			2007. To serve until 2013.

		NON-DIRECTORS EXECUTIVE OFFICERS

Sunil Pallan	50
President of Bancorp and the Bank since April 2011.Senior Vice President and Chief Credit Officer of  the Bank since March 2008; Vice President of Loan Administration and Chief Credit Officer from January 2008 to March 2008; Vice President Loan Administration from January 2007 to January 2008; Loan Administration Manager from July 2006 to January 2007;and Assistant Vice President of Loan Administration from February 2006 to July 2006. Mr. Pallan began his career with the Bank as a Credit Analyst in October 2005. Mr. Pallan held various Executive Management positions with Kenyan banks, including First American Bank of Kenya Limited in Nairobi, Kenya. Mr. Pallan is a member of the Institute of Certified Accountants in Kenya.

Stephen V. Ciancarelli	57
Senior Vice President and Chief Financial Officer of Bancorp, the Bank and SCB since May 2008. Prior to May 2008, Mr. Ciancarelli spent 5 years as Senior Vice President and Chief Financial Officer with Essex Corporation, a subsidiary of John Hancock Life Insurance Company. Mr. Ciancarelli is a graduate of L.I.U.-C.W. Post in New York and holds an M.B.A. from L.I.U.-C.W. Post in New York.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES NOTED ABOVE.

CORPORATE GOVERNANCE

Board Leadership Structure and the Board’s Role in Risk Oversight

Bancorp has an independent Chairman separate from the CEO. Following the retirement of Elmer F. Laydon as Chairman of the Board of Bancorp and the Bank on March 20, 2012, Alphonse F. Spadaro, Jr., Vice Chairman of the Board of Bancorp and the Bank, assumed the authority to act as, and perform the duties of, the Chairman of Board of Bancorp and the Bank in accordance with the respective Bylaws of Bancorp and the Bank.  The Board believes it is important to have an independent director in a board leadership position at all times.  Mr. Spadaro, Jr., as Acting Chairman, provides independent leadership of the Board.  The Acting Chairman serves as a liaison between the Board and senior management.  The Board has determined that this structure of having an independent Chairman is the most appropriate structure for Bancorp and the Bank.

Risk management at Bancorp is the process for identifying, measuring, controlling and monitoring risk across the enterprise given its business as a financial institution.  Risk management crosses all functions and employees and is embedded in all aspects of planning and performance measurement.  Systems, information and timely reporting enable Bancorp to quickly adapt to early warning signs.

        The Board is responsible for oversight of Bancorp’s enterprise risk framework.  The Board has three standing independent committees each with its own chairperson – the Audit Committee, Compensation Committee and Nominating Committee.  The Audit Committee is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives reports on risk from our senior executive officers, other Bank officers and the chair of the Audit Committee.  Each of the other Board committees also considers the risk within its area of responsibilities.  These Board committees report to the full Board to ensure that Bancorp’s overall risk exposures are understood, including risk interrelationships between the different areas.  Risk reports are provided at committee and Board meetings and the Board regularly engages in discussions of these risk reports and risk management.

Director Independence

All of our non-employee directors except Mr. James S. Brownstein are “independent directors” as defined in Section 803A of the NYSE Amex Company Guide.

Family Relationships

There are no family relationships among members of the Board of Directors of Bancorp and the executive officers of Bancorp, the Bank or SCB.

Meetings and Committees of the Board

Bancorp has established standing nominating, audit, and compensation committees of the Board of Directors.

Nominating Committee.  The functions of the Nominating Committee include recommending qualified candidates for director positions and evaluating the performance of directors.  All of the members of the Nominating Committee in 2011 were independent as that term is defined in Section 803A of the NYSE Amex Company Guide.  The Nominating Committee acts under a written charter adopted by the Board of Directors, a copy of which is available on Bancorp’s website at www.scbancorponline.com. The Nominating Committee will consider any director candidates recommended by shareholders in accordance with the procedures described on pages 18 and 19 under the heading “Shareholder Nominations and Proposals for 2012 Annual Meeting.”  The Nominating Committee seeks candidates who have demonstrated a commitment to Bancorp’s success and growth and who offer Bancorp skills and experience that are presently not represented on the Board or which augment those skills and talents that the Committee believes should be further developed.  While the Nominating Committee has not adopted a formal diversity policy with regard to the selection of candidates for director positions, the Nominating Committee does consider diversity as a factor in identifying director nominees.  The current nominees were recommended by the Nominating Committee.  Bancorp does not utilize any third party to identify or evaluate or assist in identifying or evaluating potential nominees. For 2011, the members of the Nominating Committee were Elmer F. Laydon (Chair), Carl R. Borrelli and Alphonse F. Spadaro, Jr.  The current members of the Nominating Committee are Alphonse F. Spadaro (Chair), Jr., Carl R. Borrelli, and Alfred J. Ranieri, Jr., M.D. The Nominating Committee met 1 time during 2011.

Audit Committee.  Bancorp’s Audit Committee oversees all internal and external audit and compliance functions.  Both the internal auditor and the external auditor report directly to the Audit Committee.  In performing its functions, the Audit Committee acts as a joint Audit Committee of Bancorp, the Bank and SCB.  All of the members of the Audit Committee are independent as that term is defined in Section 803A of the NYSE Amex Company Guide.  The Board of Directors has determined that Alphonse F. Spadaro, Jr. is an audit committee financial expert under the rules of the Securities and Exchange Commission.  The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is available on Bancorp’s website at www.scbancorponline.com.  The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this Proxy Statement on page 18.  For 2011, the members of the Audit Committee were Alphonse F. Spadaro, Jr. (Chair), Carl R. Borrelli and Elmer F. Laydon.  The current members of Bancorp’s Audit Committee are Alphonse F. Spadaro, Jr. (Chair), Carl R. Borrelli, and Joshua H. Sandman, Ph.D.  The Audit Committee met 8 times during 2011.

Compensation Committee.  Bancorp’s Compensation Committee is responsible for determining the compensation, including salaries, bonuses and other benefits, of Bancorp’s and the Bank’s senior management.  The Compensation Committee also is responsible for determining compensation and benefits policies for the Bank.  In performing its functions, the Compensation Committee acts as a joint Compensation Committee of Bancorp, the Bank and SCB.  The Compensation Committee acts under a written charter adopted by the Board of Directors, a copy of which is available on Bancorp’s website at www.scbancorponline.com. All of the members of the Compensation Committee are independent as that term is defined in Section 803A of the NYSE Amex Company Guide.  For 2011, the members of the Compensation Committee were Carl R. Borrelli (Chair), Elmer F. Laydon, Joshua H. Sandman, Ph.D., and Alphonse F. Spadaro, Jr.  The current members of the Compensation Committee of Bancorp are Carl R. Borrelli (Chair), Joshua H. Sandman, Ph.D., and Alphonse F. Spadaro, Jr.  The Compensation Committee met 5 times in 2011.

The Compensation Committee is appointed by the Board of Directors to discharge the Board of Directors’ responsibilities concerning compensation of Bancorp’s directors and officers including review and oversight of all compensation plans, policies and programs of Bancorp. The Compensation Committee functions as the Stock Committee or Stock Sub-Committee for purposes of awards under Bancorp’s stock option and stock award plans.  These committees have sole discretion in granting awards under the stock option and award plans.  The Compensation Committee consists of not less than three directors who meet the independence requirements of the NYSE Amex, Securities Exchange Commission and any and all regulators’ requirements on independence.  In addition to independence, qualification for membership includes financial literacy and business management experience.

The Compensation Committee’s authority and responsibilities are as follow:

1.	Annually, the Compensation Committee shall determine the form and amount of director compensation with review and comparison against peer companies of like size and operation.
2.	Annually, the Compensation Committee shall do an evaluation of all directors as to their attendance, committee participation, and contribution to all board meetings and matters.
3.
The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant or benefits consultant to be used to assist in the evaluation of director, CEO, other named executive officer, officer or employee compensation and shall have sole authority to approve consultant fees and other retention terms.  The Compensation Committee shall have sole authority to set the parameters of the engagement and to receive the reports of consultants retained by them.

4.	The Compensation Committee has the authority to obtain advice and assistance from internal or external legal, accounting and other advisors as it may require.
5.
Annually, the Compensation Committee shall review and approve the corporate goals and objectives relevant to compensation of the CEO and the other named executive officers, and evaluate the CEO’s and the other named executive officers’ performance in light of those goals and objectives.  The Compensation Committee will determine the CEO’s and the other named executive officers’ long term incentive compensation; the Compensation Committee will consider Bancorp’s performance, relative shareholder return, peer comparisons and the awards granted to the CEO and the other named executive officers in past years.

6.
Annually, the Compensation Committee, based on management’s recommendations, shall review the compensation of the executive officers and other key officers, including compensation plans, incentive plans and equity based plans and make recommendations to the Board of Directors for:

(a)	annual base salary level
(b)	annual incentive opportunity level
(c)	long term incentive opportunity level
(d)	employment agreements, severance arrangements and change-in-control agreements/provisions, and if appropriate
(e)	any special or supplemental benefits.
7.	The Compensation Committee is the designated administrator of all employee benefit plans and has the authority to make all decisions concerning the administration of the benefit plans.
8.	The Compensation Committee shall review its charter annually to make recommendations to the Board of Directors for change.
9.	The Compensation Committee shall report to the Board of Directors at least semi annually.
10.	The Compensation Committee shall conduct a self evaluation to determine whether it is functioning effectively at least annually.
11.
The Compensation Committee shall consider methods of creating incentives for management to achieve sustained growth in earnings and shareholder value and shall make recommendations to the Board of Directors.

Bancorp’s and Bank’s Board of Directors met 17 times in 2011.  All current directors attended at least eighty percent (80%) of (i) the total number of meetings of the Board of Directors held in 2011 and (ii) the total number of meetings held by committees of the Board on which such directors served during 2011.

Attendance at the Annual Meeting. The Board of Directors encourages directors to attend the annual meeting of shareholders.  All of Bancorp’s directors attended the 2011 Annual Meeting of Shareholders.

Meetings of Non-Management Independent Directors. Members of the Board of Directors, who are independent, as that term is defined in Section 803A of the NYSE Amex Company Guide, periodically conduct meetings in executive session, without members of management or non-independent members of the Board being present, immediately following the regularly-scheduled meetings of the full Board of Directors.  Mr. Spadaro, Jr., as Acting Chairman, serves as the presiding director of such meetings.

Shareholder Communications

Bancorp does not have a formal process in place for shareholder communication to the Board.  Informally, however, any communication from a shareholder to the Board that is received by management or an individual director shall be forwarded to the Board or appropriate individual director as directed.  The Board believes this approach is reasonable in light of the number of shareholders of Bancorp at this time and the relatively small number of communications the Board expects to receive in the foreseeable future.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Bancorp’s officers and directors, and persons who own more than ten percent (10%) of Bancorp’s Common Stock, to file reports of ownership and changes in ownership of Bancorp’s Common Stock with the Securities and Exchange Commission (“SEC”).  Officers, directors and greater than ten percent (10%) beneficial owners are required by applicable regulations to furnish Bancorp with copies of all forms they file pursuant to Section 16(a).  Based upon a review of the copies of forms furnished to Bancorp, Alfred J. Ranieri, Jr., M.D. (i) filed his Form 3 late and (ii) filed one late Form 4 report covering one transaction.

CODE OF ETHICS

Bancorp has adopted a Code of Ethics and Conduct that is designed to promote the highest standards of ethical conduct by Bancorp’s and the Bank’s directors, executive officers and employees.  The Code of Ethics and Conduct applies to Bancorp’s CEO, President and Chief Financial Officer and is considered to be Bancorp’s Code of Ethics in accordance with Regulations of the Securities and Exchange Commission.  The Code of Ethics and Conduct requires that Bancorp’s, the Bank’s and SCB’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in Bancorp’s, the Bank’s and SCB’s best interest.  Under the terms of the Code of Ethics and Conduct, directors, executive officers, officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.  The Code of Ethics and Conduct is available on Bancorp’s website at www.scbancorponline.com. Amendments to or waivers from the Code of Ethics and Conduct will be discussed in Form 8-Ks filed by Bancorp and accessible on Bancorp’s website.

EXECUTIVE COMPENSATION

The following is a summary compensation table for Bancorp’s Chief Executive Officer and the next two highest paid executive officers of Bancorp (collectively, the “named executive officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year Ended	Salary	Bonus ($)	Stock Awards ($)		Option Awards ($)	All Other Compensation ($)		Total ($)
Joseph J. Greco (1)	2011	$37,692	$100	$-		$-	$2,081	(2)	$39,873
Director and Chief Executive Officer of Bancorp, the Bank and SCB

Sunil Pallan (3)	2011	$164,365	$500	$-		$-	$667	(4)	$165,532
President of Bancorp and the Bank and	2010	$140,000	$3,750	$-		$-	$414	(4)	$144,164
Chief Credit Officer of the Bank

Stephen V. Ciancarelli	2011	$165,000	$500	$4,150	(5)	$-	$1,290	(4)	$170,940
Senior Vice President and CFO	2010	$165,000	$3,750	$6,750	(6)	$-	$1,290	(4)	$176,790
of Bancorp, the Bank and SCB

John H. Howland (7)	2011	$67,692	$-	$-		$-	$188	(4)	$67,880
Former President & Chief Operating	2010	$200,000	$3,750	$-		$-	$450	(4)	$204,200
Officer of Bancorp and the Bank

(1)
Mr. Greco was hired as CEO of Bancorp, the Bank and SCB on October 24, 2011. Mr. Greco, who has served as a Class II Director of Bancorp, the Bank and SCB since November 15, 2011, does not receive any additional compensation for his services as a director of Bancorp, the Bank and SCB.

(2)	Represents the dollar value of the use of an automobile provided by the Bank and the dollar value of group term life insurance premiums paid by the Bank.

(3)	Mr. Pallan was promoted to President of Bancorp and the Bank effective April 2011.

(4)	Represents the dollar value of group term life insurance premiums paid by the Bank.

(5)	Includes the dollar value of 1,000 shares of common stock held by Stephen V. Ciancarelli which vested on May 5, 2011. The market price of the common stock on May 5, 2011 was $4.15.

(6)	Includes the dollar value of 1,000 shares of common stock held by Stephen V. Ciancarelli which vested on May 5, 2010. The market price of the common stock on May 5, 2010 was $6.75.

(7)	Mr. Howland resigned as President and COO of Bancorp and the Bank effective April 2011.

The Summary Compensation Table summarizes the total compensation paid for the fiscal year ended December 31, 2011 and 2010 to our named executive officers.

Employment Agreements

From October 24, 2011 to February 28, 2012, Joseph J. Greco served as Chief Executive Officer without an employment agreement at an annual base salary of $245,000.  He was also entitled to the use of a vehicle owned by the Bank and other customary benefits associated with the hiring of employees by the Bank.  Following regulatory approval of his proposed employment agreement, Bancorp and the Bank entered into an employment agreement with Joseph J. Greco effective as of February 28, 2012.  Bancorp and Mr. Greco also entered into a restricted stock agreement dated as of February 28, 2012.

Under the employment agreement, Mr. Greco will serve as Chief Executive Officer of Bancorp and the Bank from the date of the employment agreement through December 31, 2014, unless Bancorp and the Bank terminate the employment agreement earlier under the terms of the employment agreement.  Mr. Greco will also serve as a director of Bancorp and the Bank.

Mr. Greco will earn an annual base salary of $245,000 over the term of the employment agreement and be entitled to receipt of incentive compensation at the end of each calendar year during the term in an amount up to 10% of his base salary for achieving individual or corporate goals established by the Board of Directors of Bancorp or the Bank.  In addition, Mr. Greco has been granted 112,371 shares of restricted common stock of Bancorp pursuant to the restricted stock agreement.  Under the restricted stock agreement, the 112,371 shares of restricted common stock vests as follows:  37,457 shares as of the date of the restricted stock agreement, 37,457 shares as of July 2, 2012 and 37,457 shares as of January 2, 2013.

During the term, Mr. Greco will be entitled to benefits including, but not limited to, comprehensive health insurance and major medical and dental coverage, participation in any long-term disability insurance plan and pension plan maintained by Bancorp or the Bank, supplemental disability insurance such that the monthly disability benefit payable to Mr. Greco is equal to 70% of his monthly base salary, use of a Bank-owned vehicle with a purchase price of up to $40,000, and term life insurance in an amount not less than $300,000.

If Mr. Greco is terminated for “Cause” or voluntarily terminates his employment other than for “Good Reason,” Mr. Greco will only be entitled to base salary accrued through the date of his termination. If Mr. Greco’s employment is terminated by reason of “Disability,” he will receive disability benefits under any long-term disability plan maintained by Bancorp or the Bank.  In the event of Mr. Greco’s death, his beneficiary(ies) or estate will be paid Mr. Greco’s base salary for a period of six months following his death.  If Mr. Greco is terminated for any reason other than for “Cause” or “Disability” or if he voluntarily terminates his employment for “Good Reason,” then Mr. Greco will be entitled to receive (i) twelve months of base salary and (ii) his individual and/or family health benefits coverage for a period of twelve months following his termination (or such other period prescribed by the then applicable COBRA law), with Mr. Greco paying the same portion of the cost of such coverage as existed at the time of termination; provided, however, that no payments will be made to Mr. Greco if such payments would constitute a “golden parachute payment” under regulations promulgated by the Federal Deposit Insurance Corporation.

For 2010, Sunil Pallan served as Senior Vice President and Chief Credit Officer of the Bank without an employment agreement.  Effective as of January 1, 2011, Bancorp and the Bank entered into an employment agreement with Mr. Pallan to serve as Senior Vice President and Chief Credit Officer of the Bank through December 31, 2012, unless the Bank terminates the employment agreement earlier under the terms of the employment agreement.  Mr. Pallan was subsequently promoted to President of Bancorp and the Bank in April 2011, while maintaining his position as Chief Credit Officer.  The annual base salary payable under the employment agreement was increased from $140,000 to $175,000 when Mr. Pallan was promoted to President of Bancorp and the Bank.  All other terms and conditions of Mr. Pallan’s employment agreement remained unchanged.  In addition to base salary, Mr. Pallan will be eligible for salary increases and other merit bonuses at the discretion of Bancorp’s Board of Directors.

Mr. Pallan will be provided with health and life insurance comparable to coverage provided to other officers of the Bank, will be reimbursed for certain business expenses, and will be eligible to participate in the profit sharing or 401(k) plan of Bancorp (or its subsidiaries).

If Mr. Pallan's employment is terminated as a result of a "Business Combination" (as such term is defined in the employment agreement), Mr. Pallan will, subject to certain conditions, be entitled to receive a lump sum payment in an amount equal to two times the total of his then current base annual salary plus the amount of any bonus for the prior calendar year in the event that (i) Mr. Pallan is not offered a position with the remaining entity at his then current base annual salary (subject to the remaining entity having a reasonable opportunity to remedy the situation), (ii) Mr. Pallan determines in his sole discretion that the position offered by the remaining entity is inconsistent with his current position (subject to the remaining entity having a reasonable opportunity to remedy the situation), (iii) Mr. Pallan's office is relocated more than 25 miles from its location as of the date of the employment agreement or (iv) Mr. Pallan is terminated (other than for certain specified events that constitute cause or as the result of his death or disability) or his office is relocated, within two years following a "Business Combination." In any such event, Mr. Pallan will also be entitled to (a) an acceleration of vesting of all stock options and restricted stock previously granted to him and (b) a continuation of benefits under the employment agreement for the balance of the unexpired term of his employment, which will be paid at his option as a lump sum payment or ratably over the balance of the unexpired term.

On December 28, 2009, Bancorp and the Bank entered into an employment agreement with Stephen V. Ciancarelli effective January 1, 2010.  Under the employment agreement, Mr. Ciancarelli served as the Senior Vice President and Chief Financial Officer of Bancorp and the Bank through December 31, 2010. Mr. Ciancarelli received an annual base salary of $165,000 from January 1, 2010 to December 31, 2010.  Mr. Ciancarelli was eligible for salary increases and other merit bonuses at the discretion of Bancorp’s Board of Directors.  In addition, he was provided with health and life insurance, was reimbursed for certain business expenses, and was eligible to participate in the profit sharing or 401(k) plan of Bancorp (or its subsidiaries).

On December 17, 2010, Bancorp and its subsidiary, the Bank, entered into a new employment agreement with Stephen V. Ciancarelli effective January 1, 2011.

Under the employment agreement, Mr. Ciancarelli will serve as the Senior Vice President and Chief Financial Officer of Bancorp through December 31, 2012, unless Bancorp terminates the employment agreement pursuant to the terms thereof.  Mr. Ciancarelli will receive an annual base salary of $165,000 from January 1, 2011 to December 31, 2012.  Mr. Ciancarelli will be eligible for salary increases and other merit bonuses at the discretion of Bancorp’s Board of Directors.

Mr. Ciancarelli will be provided with health and life insurance, will be reimbursed for certain business expenses, and will be eligible to participate in the profit sharing or 401(k) plan of Bancorp (or its subsidiaries).

If Mr. Ciancarelli's employment is terminated as a result of a "Business Combination" (as such term is defined in the employment agreement), Mr. Ciancarelli will, subject to certain conditions, be entitled to receive a lump sum payment in an amount equal to two times the total of his then current base annual salary plus the amount of any bonus for the prior calendar year in the event that (i) Mr. Ciancarelli is not offered a position with the remaining entity at his then current base annual salary (subject to the remaining entity having a reasonable opportunity to remedy the situation), (ii) Mr. Ciancarelli determines in his sole discretion that the position offered by the remaining entity is inconsistent with his current position (subject to the remaining entity having a reasonable opportunity to remedy the situation), (iii) Mr. Ciancarelli's office is relocated more than 25 miles from its location as of the date of the employment agreement or (iv) Mr. Ciancarelli is terminated (other than for certain specified events that constitute cause or as the result of his death or disability) or his office is relocated, within two years following a "Business Combination". In either such event, Mr. Ciancarelli will also be entitled to (a) an acceleration of vesting of all stock options and restricted stock previously granted to him and (b) a continuation of benefits under the employment agreement for the balance of the unexpired term of his employment, which will be paid at his option as a lump sum payment or ratably over the balance of the unexpired term.

On December 28, 2009, Bancorp and the Bank entered into an employment agreement with John H. Howland effective January 1, 2010.  Under the employment agreement, Mr. Howland served as the President and Chief Operating Officer of Bancorp through December 31, 2010. Mr. Howland received an annual base salary of $200,000 from January 1, 2010 to December 31, 2010.  Mr. Howland was eligible for salary increases and other merit bonuses at the discretion of Bancorp’s Board of Directors.  In addition, he was provided with health and life insurance, was reimbursed for certain business expenses, and was eligible to participate in the profit sharing or 401(k) plan of Bancorp (or its subsidiaries).

On December 17, 2010, Bancorp and the Bank, entered into a new employment agreement with John H. Howland effective January 1, 2011.  Under the employment agreement, Mr. Howland served as the President and Chief Operating Officer of Bancorp through the date of his resignation from the Bancorp and Bank in April 2011. Mr. Howland was to receive an annual base salary of $200,000 from January 1, 2011 to December 31, 2012.  Mr. Howland was eligible for salary increases and other merit bonuses at the discretion of Bancorp’s Board of Directors.  In addition, he was provided with health and life insurance, was reimbursed for certain business expenses, and was eligible to participate in the profit sharing or 401(k) plan of Bancorp (or its subsidiaries).

DIRECTOR COMPENSATION

The following is the directors’ compensation table for the year ended December 31, 2011.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Carl R. Borrelli	$54,900	$-	$-	$-	$54,900
James S. Brownstein, Esq.	40,000	-	-	-	40,000
Elmer F. Laydon (1)	77,100	-	-	-	77,100
Alfred J. Ranieri, Jr., M.D.	29,700	-	-	-	29,700
Joshua H. Sandman, Ph.D.	28,600	-	-	-	28,600
Alphonse F. Spadaro, Jr.	64,200	-	-	-	64,200

(1)	Elmer F. Laydon retired as Chairman of the Board and as a director of Bancorp, the Bank and SCB on March 20, 2012.

During 2011, directors of Bancorp and the Bank, who are not employees of Bancorp or the Bank, received compensation in cash as follows: the Chairman and Vice Chairman of the Board received $800 and $600 per month, respectively; each director received $400 for each board meeting attended, $600 for each board committee meeting chaired, $300 for each board committee meeting attended and $500 for each executive committee meeting attended.  Directors who sit on the Bancorp and Bank boards are compensated for only one meeting where a meeting of both boards or more than one committee is held jointly.  Directors of SCB, who are not employees of Bancorp, SCB or the Bank, receive no compensation for the SCB board or SCB board committee meetings attended.  Each Bank director received an annual stipend of $15,000 in 2011.

Effective January 1, 2012, directors of Bancorp and the Bank, who are not employees of Bancorp or the Bank, receive compensation in cash as follows: the Chairman and Vice Chairman of the Board receive $600 and $400 per month, respectively; each director receive $300 for each board meeting attended, $400 for each board committee meeting chaired, $300 for each board committee meeting attended and $300 for each executive committee meeting attended.  Directors who sit on the Bancorp and Bank boards are compensated for only one meeting where a meeting of both boards or more than one committee is held jointly.  Directors of SCB, who are not employees of Bancorp, SCB or the Bank, receive no compensation for the SCB board or SCB board committee meetings attended.  Each Bank director received an annual stipend of $7,500 for 2012.

Directors of Bancorp and the Bank, who are not employees of Bancorp or the Bank, receive compensation in cash as follows: the Chairman and Vice Chairman of the Board received $800 and $600 per month, respectively; each director received $400 for each board meeting attended, $600 for each board committee meeting chaired, $300 for each board committee meeting attended and $500 for each executive committee meeting attended.  Directors who sit on the Bancorp and Bank boards are compensated for only one meeting where a meeting of both boards or more than one committee is held jointly.  Directors of SCB, who are not employees of Bancorp, SCB or the Bank, receive no compensation for the SCB board or SCB board committee meetings attended.  Each Bank director received an annual stipend of $15,000 in 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table sets forth information concerning outstanding stock options as of December 31, 2011 held by the named executive officers.

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)
Sunil Pallan	500	$7.08	12/31/2015	-	$-

As of December 31, 2011, non-employee directors have the following outstanding stock option awards:

Name	Option Awards (#)
Carl R. Borrelli	21,276
Elmer F. Laydon (1)	47,345
Alfred J. Ranieri, Jr., M.D.	18,538
Joshua H. Sandman, Ph.D.	14,938
Alphonse F. Spadaro, Jr.	14,203

(1)	Elmer F. Laydon retired as Chairman of the Board and a director of Bancorp, the Bank and SCB on March 20, 2012.

The Bancorp maintains directors’ and officers’ liability insurance and Bancorp’s by-laws provide for mandatory indemnification of directors and officers to the fullest extent permitted by Connecticut law.  In addition, Bancorp’s certificate of incorporation limits the liability of directors to Bancorp or its shareholders for breaches of directors’ fiduciary duties to the fullest extent permitted by Connecticut law.

The 2005 Stock Option and Award Plan

Bancorp adopted the Southern Connecticut Bancorp, Inc. 2005 Stock Option and Award Plan (the “2005 Stock Plan”).  The purpose of the 2005 Stock Plan is to provide equity-based incentives to employees, officers and directors of Bancorp in order to attract them to, give them a proprietary interest in, and encourage them to remain in the employ or service of Bancorp.  An aggregate of 150,000 shares of Bancorp’s Common Stock is reserved for issuance upon the exercise of both incentive stock options and nonqualified stock options granted by Bancorp under the 2005 Stock Plan.  All eligible employees and directors of Bancorp or any subsidiary of Bancorp, including the Bank, are eligible to receive options under the 2005 Stock Plan.  The exercise price for each share for an incentive stock option may not be less than the fair market value of a share of Bancorp’s Common Stock on the date of grant.  Although the Plan does not prescribe a minimum option price for non-qualified stock options, it is the current intention of the Compensation Committee to grant non-qualified stock options at or above fair market value of a share of Bancorp’s Common Stock on the date of grant.  Options under the 2005 Stock Plan have a term of 10 years unless otherwise determined at the time of grant.  As of December 31, 2011 there were 5,000 outstanding options under the 2005 Stock Plan.

The Compensation Committee has broad authority under the 2005 Stock Plan with respect to awards granted under the 2005 Stock Plan, including, without limitation, the authority to:

●	authorize the granting of shares of common stock or options under the 2005 Stock Plan;

●	determine and designate the employees and directors of Bancorp to receive awards under the 2005 Stock Plan;
●	determine the type, number, price, vesting requirements and other features and conditions of individual stock awards and options under the 2005 Stock Plan; and

●	interpret the 2005 Stock Plan and the various written agreements made in connection with grants of shares of common stock or options thereunder.

The 2002 Stock Option Plan

Bancorp adopted the Southern Connecticut Bancorp, Inc. 2002 Stock Option Plan (the “2002 Plan”).  The purpose of the 2002 Plan is to attract and retain the continued services of employees and directors of Bancorp and the Bank, encourage employees and directors to obtain or increase their stock ownership in Bancorp, and provide incentive compensation programs competitive with those of other similarly situated companies.  An aggregate of 383,250 shares of Bancorp’s Common Stock were reserved for issuance upon the exercise of both incentive stock options and nonqualified stock options granted by Bancorp under the 2002 Plan, which number has been adjusted to reflect a 10% stock dividend declared in January 2004 and a 5% stock dividend declared in April 2005.  All eligible employees and directors of Bancorp or any subsidiary of Bancorp, including the Bank, are eligible to receive options under the 2002 Plan.  The exercise price for each share covered by an option may not be less than the fair market value of a share of Bancorp’s Common Stock on the date of grant.  Options under the 2002 Plan have a term of 10 years unless otherwise determined at the time of grant.  On December 22, 2005, the Compensation Committee of the Board of Directors approved the acceleration of all unvested options outstanding as of December 31, 2005 that were granted under the 2002 Plan.  Pursuant to this acceleration of all unvested options, options to purchase 197,571 shares of Bancorp’s Common Stock became immediately exercisable as of December 31, 2005. As of December 31, 2011, there were 146,805 outstanding options under the 2002 Plan.  The 2002 Plan expires on May 14, 2012.

The 2001 Stock Option Plan

Bancorp adopted the Southern Connecticut Bancorp, Inc. 2001 Stock Option Plan (the “2001 Option Plan”) in 2001 and it was approved by the sole shareholder of Bancorp in 2001. Under the 2001 Option Plan, an aggregate of 90,000 shares of Bancorp’s Common Stock was reserved for issuance upon the exercise of options granted under the 2001 Option Plan.  The Compensation Committee of the Board administers the 2001 Option Plan.  The Board voted to terminate the 2001 Option Plan, except for outstanding options previously granted under the 2001 Option Plan, effective as of May 15, 2002. As of December 31, 2011, there were 6,584 outstanding options under the 2001 Option Plan.

Warrant Plan

Bancorp adopted a 2001 Warrant Plan and 2001 Supplemental Warrant Plan (collectively, the “Warrant Plans”) on April 11, 2001 and October 16, 2001.  Under the Warrant Plans, each non-employee director of Bancorp and each director of the Bank who was not a director of Bancorp, as of the initial public offering of Bancorp in July 2001, received a warrant to purchase one share of Bancorp Common Stock for each four shares purchased in the offering by such director or members of such director’s immediate family.  Under the 2001 Supplemental Warrant Plan, certain organizers of Bancorp who are not directors, officers or employees of Bancorp or the Bank but who made contributions to Bancorp or the Bank received a warrant to purchase one share of Bancorp Common Stock for each five shares purchased in the offering by such person or member of such person’s immediate family.  The warrants have a term of ten years.  The exercise price of the warrants is $10.39, the price at which Bancorp’s Common Stock was sold in the initial public offering, as adjusted for the January 2004 10% stock dividend and the April 2005 5% stock dividend. They became exercisable as to 40%, 30% and 30% of the shares covered thereby on the first, second and third anniversary of the closing of the initial public offering of Bancorp, respectively.  All warrants issued under the Warrant Plans expired in November 2011.

Equity Compensation Plan Information

The following schedule provides information with respect to the compensation plans (including individual compensation arrangements) under which equity securities of Bancorp are authorized for issuance as of December 31, 2011:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity Compensation Plans approved by security holders	158,388	$7.76	336,882

Equity Compensation Plan not approved by securityholders (1)	-	-	-

Total	158,388	$7.76	336,882

(1)
Bancorp adopted a 2001 Warrant Plan and 2001 Supplemental Warrant Plan (collectively, the “Warrant Plans”) on April 11, 2001 and October 16, 2001.  Under the Warrant Plans, each non-employee director of Bancorp and each director of the Bank who was not a director of Bancorp, as of the initial public offering of Bancorp in July 2001, received a warrant to purchase one share of Bancorp Common Stock for each four shares purchased in the offering by such director or members of such director’s immediate family.  Under the 2001 Supplemental Warrant Plan, certain organizers of Bancorp who are not directors, officers or employees of Bancorp or the Bank but who made contributions to Bancorp or the Bank received a warrant to purchase one share of Bancorp Common Stock for each five shares purchased in the offering by such person or member of such person’s immediate family.  The warrants have a term of ten years.  The exercise price of the warrants is $10.39, the price at which Bancorp’s Common Stock was sold in the initial public offering, as adjusted for the January 2004 10% stock dividend and the April 2005 5% stock dividend. They became exercisable as to 40%, 30% and 30% of the shares covered thereby on the first, second and third anniversary of the closing of the initial public offering of Bancorp, respectively, and are accordingly all fully vested at this time. As of December 31, 2011, all warrants issued under the 2001 Warrant Plan and 2001 Supplemental Warrant Plan had expired.

PROPOSAL 2.
RATIFICATION OF APPOINTMENT OF McGLADREY & PULLEN, LLP

The Audit Committee has selected McGladrey & Pullen, LLP as the independent registered public accounting firm for Bancorp to audit the financial statements of Bancorp for the fiscal year ending December 31, 2012.  McGladrey & Pullen, LLP served as Bancorp’s independent registered public accounting firm for the fiscal year ended December 31, 2011 and has reported on Bancorp’s financial statements for such fiscal year.

The firm of McGladrey & Pullen, LLP has served as Bancorp’s independent accountants since its organization and is considered to be well-qualified.  Bancorp has been advised by McGladrey & Pullen, LLP that it has neither a direct financial interest nor any material indirect financial interest in Bancorp other than that arising from the firm’s employment as independent accountants.

Representatives of McGladrey & Pullen, LLP will be present at the 2012 Annual Meeting and will be provided the opportunity to make a statement and to respond to appropriate questions which may be asked by shareholders.

McGladrey & Pullen, LLP and its affiliate RSM McGladrey, Inc. provide audit, audit-related and tax advisory and tax return preparation services for Bancorp and the Bank. On December 1, 2011, McGladrey & Pullen, LLP acquired RSM McGladrey, Inc. During 2011, the audit services included an audit of the consolidated financial statements of Bancorp and a review of certain filings with the SEC.  All professional services rendered by McGladrey & Pullen, LLP during 2011 were furnished at customary rates and terms.

The following table sets forth information regarding the aggregate fees for services rendered by McGladrey & Pullen, LLP for the fiscal years ended December 31, 2011 and 2010, respectively:

	2011	2010
Audit fees	$167,849	$150,774
Audit Related Fees	None	145,900
Tax fees	12,150	13,950
All Other fees	None	None

Audit fees consist of fees for professional services rendered for the audit of the consolidated financial statements, review of consolidated financial statements included in quarterly reports on Form 10-Q and annual reports on Form 10-K, and services connected with statutory and regulatory filings or engagements. Audit-related fees in 2010 were principally for services in connection with filings related to the proposed merger with Naugatuck Valley Savings and Loan. Tax service fees consist of fees for tax return preparation for the Company. There were no other fees for either period.

The audit committee of Bancorp’s Board of Directors has established policies and procedures for the engagement of the independent registered public accounting firm to provide non-audit services, including a requirement for approval in advance of all non-audit services to be provided by the independent auditor. To ensure that this does not restrict access to the independent registered public accounting firm by management on matters where the advice and consultation of the independent registered public accounting firm is sought by management and such advice or consultation, in the opinion of management, cannot practically be delayed pending pre-approval by the audit committee, the committee authorizes management to use their judgment and retain the independent auditor for such matters and consider such services to be pre-approved provided the estimated cost of such services does not exceed 5% of the annual fees paid to the independent registered public accounting firm and such services are formally approved by the audit committee at its next meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS BANCORP’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

REPORT BY THE AUDIT COMMITTEE

The Board, in its business judgment, has determined that each of the members of the Audit Committee is independent, in accordance with the applicable listing standards of the NYSE Amex.

In performing its function, the Audit Committee has:

•
reviewed and discussed the audited financial statements of Bancorp as of and for the year ended December 31, 2011 with management and with McGladrey & Pullen, LLP, Bancorp’s independent auditors for the year ended December 31, 2011;

•
discussed with Bancorp’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•
received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and discussed with the independent auditors the independent auditors’ independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that Bancorp’s audited financial statements be included in its Annual Report on Form 10K for the year ended December 31, 2011 for filing with the SEC.

THE AUDIT COMMITTEE

Alphonse F. Spadaro, Jr. (Chair)
Carl R. Borrelli
Joshua H. Sandman, Ph.D.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the normal course of business, the Bank and SCB may grant loans to executive officers, directors, and members of their immediate families and to entities in which these individuals have more than ten percent (10%) equity ownership.  As of December 31, 2011, the total amount of loans outstanding to officers and directors was $2,026,960  In the opinion of the Board of Directors, all such loans were made in the ordinary course of business of the Bank and SCB on substantially the same terms, including interest rates and collateral requirements, as those then prevailing for comparable transactions with other persons not related to the Bank and SCB and do not involve more than the normal risk of collectability or present other unfavorable features.  The Bank has in place policies and procedures for identifying and handling transactions with related persons.

Information regarding transactions involving related persons is assessed by independent directors of the entity considering the loan. Related persons include directors and executive officers as well as immediate family members of directors and officers. If the independent directors approve or ratify a material transaction involving a related person, then the transaction would be disclosed in accordance with the SEC rules. If the related person is a director, or a family member of a director, then that director would not participate in those discussions.

SHAREHOLDER NOMINATIONS AND PROPOSALS FOR 2013 ANNUAL MEETING

It is the policy of the Nominating Committee of the Board of Directors to consider director candidates who appear to be qualified to serve on Bancorp’s Board of Directors and who are recommended by shareholders, using the same general criteria and in the same manner as candidates recruited by the Nominating Committee or recommended by board members.  The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors.  To avoid the unnecessary use of the Nominating Committee’s resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Shareholders may make nominations of individuals for election to the Board at Bancorp’s Annual Meeting of Shareholders in 2013 (“2013 Annual Meeting”).  Such nominations shall be made in writing and shall be delivered or mailed and received by the Corporate Secretary of Bancorp not less than 60 or more than 90 calendar days prior to Bancorp’s 2012 Annual Meeting, which is expected to be held on June 18, 2013.

Such written nominations shall contain the following information, to the extent known to the nominating shareholder:  (1) the name, age, business and residence address of each proposed nominee; (2) the principal occupation or employment of each proposed nominee; (3) the total number of shares of Common Stock of Bancorp that are beneficially owned by each proposed nominee; (4) the name and address of the nominating shareholder; (5) the total number of shares of Common Stock of Bancorp owned by the nominating shareholder; (6) a representation that the shareholder is a holder of record of stock of Bancorp entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (7) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholders.  Nominations by beneficial owners of Bancorp Common Stock who are not record holders must be accompanied by evidence satisfactory to the Corporate Secretary of Bancorp showing that such nominating persons are entitled to act with respect to such shares.  Nominations that are not made in accordance with these procedures may be disregarded by the Chairperson of the meeting, in his or her discretion, and upon his or her instructions, the vote tellers may disregard all votes cast for such nominee.

Any proposal intended to be presented by a shareholder at Bancorp’s 2013 Annual Meeting which is not a nomination to the Board must be presented to Bancorp in writing, and must be delivered to the Corporate Secretary of Bancorp not less than 60 nor more than 90 calendar days prior to Bancorp’s 2013 Annual Meeting, which is expected to be held on June 18, 2013.  Such notice shall include:  (1) a brief description of the business desired to be brought before the Bancorp’s Annual Meeting and the reasons for conducting such business at such meeting; (2) the name and address, as they appear on Bancorp’s records, of the shareholder proposing such business; (3) the number of shares of Common Stock which are beneficially owned by the shareholder; and (4) any material interest of the shareholder in such business.  Such proposals must comply with SEC Rule 14a-8.  As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

Bancorp must receive proposals that shareholders seek to include in the proxy statement for the 2013 Annual Meeting no later than December 30, 2012.  If the 2013 Annual Meeting is held on a date more than 30 calendar days from June 18, 2013, a shareholder proposal must be received by a reasonable time before Bancorp begins to print and mail its proxy solicitation for such annual meeting.  Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

 Pursuant to Rule 14a-4(c) of the Exchange Act, if a shareholder who intends to present a proposal at Bancorp’s 2013 Annual Meeting does not notify us of such proposal on or prior to March 15, 2013, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the 2013Annual Meeting, even though there is no discussion of the proposal in the proxy statement.

Nominations and proposals should be addressed to Rosemarie A. Romano, Corporate Secretary, Southern Connecticut Bancorp, Inc., 215 Church Street, New Haven, Connecticut 06510.  It is suggested that such nominations and proposals be sent by Certified Mail-Return Receipt Requested.

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no other matters to be voted upon at the 2012 Annual Meeting.  Because Bancorp did not receive advance notice of any shareholder proposal in accordance with the time limit specified in Rule 14a-4(c) under the Exchange Act, it will have discretionary authority to vote on any shareholder proposal presented at the 2012 Annual Meeting.  If any other matters properly come before the 2012 Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters.

ANNUAL REPORT ON FORM 10-K

BANCORP IS MAILING TO EACH PERSON ENTITLED TO VOTE AT THE 2012 ANNUAL MEETING A COPY OF ITS ANNUAL REPORT ON FORM 10-K, FOR THE YEAR ENDED DECEMBER 31, 2011, INCLUDING THE FINANCIAL STATEMENTS, ALONG WITH THIS PROXY STATEMENT AND THE ENCLOSED PROXY, ON OR ABOUT APRIL 30, 2012.  UPON THE REQUEST OF ANY PERSON WHOSE PROXY IS BEING SOLICITED HEREBY, BANCORP WILL PROVIDE ADDITIONAL COPIES OF THE FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND EXHIBITS THERETO.  SUCH REQUESTS MAY BE MADE BY CALLING US AT (203) 782-1100 OR BY WRITING TO US AT 215 CHURCH STREET, NEW HAVEN, CONNECTICUT 06510, ATTN.: ROSEMARIE A. ROMANO, CORPORATE SECRETARY.  SHAREHOLDERS SHARING AN ADDRESS WHO ARE RECEIVING MULTIPLE COPIES OF BANCORP’S ANNUAL REPORT AND PROXY STATEMENT AND WHO WISH TO RECEIVE ONLY ONE COPY OF THESE MATERIALS AT THEIR ADDRESS CAN SO REQUEST BY CONTACTING US AT THE SAME TELEPHONE NUMBER AND ADDRESS.

By Order of the Board of Directors

/s/Joseph J. Greco
Joseph J. Greco
Chief Executive Officer

New Haven, Connecticut
April 30, 2012

X PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY
SOUTHERN CONNECTICUT BANCORP, INC.

PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 19, 2012

The undersigned hereby appoints Alfred J. Ranieri, Jr., M.D. and Janette J. Parker as proxies for the undersigned with full powers of substitution to vote all shares of the Common Stock, par value $0.01 (the "Common Stock"), of Southern Connecticut Bancorp, Inc. ("Bancorp") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders ("2012 Annual Meeting") of Bancorp to be held at The Quinnipiack Club, 221 Church Street, New Haven, Connecticut 06510, at 10:00 A.M., on Tuesday, June 19, 2012 or any adjournment thereof as follows:

	For	With-hold	For All Except
1. Election of directors. Proposal to elect	☐	☐	☐

Joshua H. Sandman, Ph.D. (Class II)
James S. Brownstein, Esq. (Class II)
Joseph J. Greco (Class II)

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

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3. In their discretion the proxies are authorized to vote upon such other business as may properly come before the 2012 Annual Meeting, or any adjournment thereof.

The undersigned acknowledges receipt of the Notice of the 2012 Annual Meeting, the Proxy Statement and Bancorp's annual report on Form 10-K.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING. → ☐

Please be sure to date and sign this proxy card in the box below.

Date

Sign above ——— Co-holder (if any) sign above

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian or for a corporation, please give your full title as such. If shares are owned jointly, both owners should sign.

Detach above card, sign, date and mail in postage paid envelope provided.

SOUTHERN CONNECTICUT BANCORP, INC.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1 AND "FOR" THE RATIFICATION OF MCGLADREY & PULLEN, LLP AS SOUTHERN CONNECTICUT BANCORP, INC.'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012 IN PROPOSAL 2.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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PROXY MATERIALS ARE AVAILABLE ON-LINE AT:
http://www.cfpproxy.com/5124

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